Deutsche Bank Global Financial Services Conference June 1, 2016 Eric Aboaf, Chief Financial Officer Brad Conner, Head of Consumer Banking Exhibit 99.1

Important Information and GAAP/Non-GAAP Information
2
This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
successfully
replicate
or
replace
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Note:
Percentage
changes,
per
share
amounts,
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.
Non-GAAP
Financial
Measures
This
document
contains
non-GAAP
financial
measures.
The
Appendix
presents
reconciliations
of
non-GAAP
measures
used
by
us
to
evaluate
our
operating
performance.
These
reconciliations
exclude
restructuring
charges
and/or
special
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
Non-GAAP
measures
presented
in
the
Appendix
include
reconciliations
to
the
most
directly
comparable
GAAP
measures
and
are,
as
applicable,
“net
interest
income”,
"noninterest
income",
"total
revenue",
"noninterest
expense",
”pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
"net
income",
"net
income
available
to
common
stockholders",
“salaries
and
employee
benefits”,
outside
services”,
“occupancy”,
“equipment
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”,
“return
on
average
total
assets”,
"
average
deposits",
“net
interest
margin”
and
"
annualized
net
charge-off
rate".
In
addition,
we
present
computations
for
“tangible
book
value
per
common
share”,
"return
on
average
tangible
common
equity",
"return
on
average
total
tangible
assets",
"efficiency
ratio",
"operating
leverage"
and
"pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital".
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges
and
special
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges
and
special
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
We
also
consider
pro
forma
capital
ratios
defined
by
banking
regulators
but
not
effective
at
each
period
end
to
be
non-GAAP
financial
measures.
Since
analysts
and
banking
regulators
may
assess
our
capital
adequacy
using
these
pro
forma
ratios,
we
believe
they
are
useful
to
provide
investors
the
ability
to
assess
our
capital
adequacy
on
the
same
basis.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Leading
deposit
market
share
of
10.7%
in
top
10
MSAs
(1)
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,900 colleagues
Retail presence in 11 states
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
(1)
Buffalo, NY: #5
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #3
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #4
Philadelphia, PA: #4
Detroit, MI:
#8
Providence, RI: #1
Solid franchise with leading positions in attractive markets
3
Dimension
Rank
(2)
Assets: $140.1 billion
#13
Loans: $101.0 billion
#11
Deposits: $102.6 billion
#13
Branches: 1,200
#11
ATM network: 3,200
#7
Lead/joint lead
bookrunner
#9
(3)
Mortgage: $13.3 billion
#15
nationally
(4)
Student: $5.0 billion
Top 4 rank
nationally
(5)
Deposits: $102.6 billion
Top 5 rank:
9/10 markets
(1)
HELOC: $14.9 billion
Top 5 rank:
9/9 markets
(6)
Middle market lending
#5
(7)
Source: SNL Financial. Data as of 3/31/2016 or for 1Q16, unless otherwise noted.
1) Updated annually, as of 6/30/2015, excludes non-retail branches and banks with limited retail operations.
2) Ranking based on 12/31/2015 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3) Thomson Reuters LPC, ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
4) According to IMF Retail Originators Bank Only ranking; reflects CFG organic origination volume as of 4Q15.
5) CFG estimate, based on published company reports, where available, private student loan origination data as of 12/31/2015.
6) According to Equifax; origination volume as of 4Q15.
7) Based on market penetration, according to Greenwich Associates 4Q15 rolling four-quarter data (Citizens – Footprint - $25-500MM).

Reenergize Household growth
Expand Business Banking
Expand Wealth
Expand Mortgage
Reposition Auto
Grow Education Finance/
Installment loans
Build out Mid-corporate &
Industry Verticals
Continued development of
Capital & Global Markets
Build out Treasury Solutions
Grow Franchise Finance
Grow core Commercial Banking
-
e.g. CRE, Middle Market
Target
6
-
8%
average
loan growth
Target Basel III common equity
tier 1 ratio of 11.2-11.5% by
year end 2016
On track to deliver $90-115
million of pre-tax benefit from
TOP II program by end of 2016
Continue prudent and high-
return technology investment
Continued CCAR progress
Regulatory issue remediation
Improved corporate governance
Enhanced risk framework
Vision & Credo
Organization Health Index /
Leadership standards
Continue
to
uptier
talent
Improved
Consumer
Bank
Continued Commercial
Banking Momentum
Balance Sheet
Growth/Optimization
Capital Mix Normalization
Enhanced Efficiency &
Infrastructure
Embed Robust
Risk/Regulatory Framework
High-Performing, Customer-
Centric Culture
1) “Tapping our Potential” Phase II revenue and efficiency initiatives launched mid-2015.
4
We have developed specific initiatives to support our turnaround strategy
(1)

We are broadly executing well, and our performance is improving
Key elements of ’13-’16 plan
Status
Grow balance sheet,
net interest income
Consumer: Auto,
Student,
Mortgage
on track
Commercial:
Middle Market, Mid-corporate
&
Specialty Verticals, CRE, Franchise Finance
Grow fee business,
noninterest income
Consumer: Wealth, Mortgage, Business Banking,
Household
Growth
behind in select
areas but TOP II
offsetting
Commercial: Treasury Solutions, Capital Markets
Maintain asset sensitivity,
benefit from higher rates
Forward curve
with Fed funds rate at
175 bps by YE2016
behind
Tightly manage expense base,
deliver positive operating
leverage
$200 million cost save program, Tech spend
catch-up
on track
Manage capital ratios
back to peer levels
Target ~11% CET1 (stage I),
peer-like mix of total capital
on track
5

4.3%
3.6%
6.7%
3.0%
CFG
Peer average
5.0%
-5.7%
Strong loan growth
(Average total loan growth)
A scaled platform well-positioned to drive value
Continuing to drive balance sheet and revenue momentum in 2016
Growing revenues faster
(Revenue growth)
6
1Q16 vs. 1Q15
73 bps
above peers
4 bps
above peers
Higher NIM expansion
(Net interest margin change)
Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, PNC, RF, STI and USB; MTB excluded due to recent acquisition.
1)
Non-GAAP item. Adjusted results exclude, where applicable, $10 million net restructuring charges and special items. See reconciliation of Non-GAAP items in the Appendix.
Peer results adjusted for similar unusual or special revenue, expense and acquisition items.
CFG results
Peer average
(1)
Return on equity
(Adjusted return on average
tangible common equity
(1)
change)
132 bps
above peers
(12) bps
(144) bps
Strong operating leverage
(YoY
Adjusted operating leverage
(1)
)
294 bps
130 bps
better than
peers
164 bps
Accelerating profitability
(Adjusted EPS change
(1)
)
1,070 bps
above peers
9 bps
5 bps
CFG

Broad set of opportunities identified
Developing program targets and timing
Program is focused on
efficiencies, balance sheet
management,
cross-sell and tax rate.
Have developed continuous improvement mindset: TOP Programs
7
TOP I
TOP II
Initial thoughts on TOP III
Expenses
Salaries and benefits:
Market alignment of
benefits, organizational
redesign and reduction
in FTEs
Occupancy: Branch
optimization, surplus
office exit
Other: Expand technology
outsourcing model, vendor
consolidation, IT application
consolidation, strengthened
sourcing, travel and A/V and
enhance loss collection
Revenue
Revenue enhancements:
–
Consumer distribution
channel effectiveness
–
Commercial and
Consumer cross-sell
Pricing: Improve
customer pricing
methodology to better align
with competitive landscape
Expense
Efficiency: Operations
transformation and vendor
management
Launched first half 2014
Achieved $200 million annual cost
saves by end of 2015
Launched mid 2015
On track to deliver $90-115 million
annual pre-tax benefit by end of 2016
Tapping Our Potential (TOP) programs driving revenue growth and expense efficiencies
~$120
million
~$20
million
~$60
million
$20-25
million
$30-40
million
$40-50
million

Home Equity
•
$17.8B loans
•
$4.0B originations
•
Top 5 HELOC
originator in key
markets
(6)
•
Primarily branch-
sourced
Consumer Banking key business lines
8
•
1,200 branches
(1)
•
3,200 ATMs
•
1.8MM online
households
•
632K active mobile
households
•
2013, 2014 & 2016
Javelin Mobile
Banking Leader
(2)
•
10MM contact-
center
calls/year
Distribution
Simon Griffiths
Joined 2015
Everyday Banking
John Rosenfeld
Joined 2013
Wealth
Management
John Bahnken
Joined 2015
Consumer Lending
Brendan Coughlin
Expanded Role 2015
•
$53.8B retail
deposits
•
2.2MM checking
households
•
$1.5B credit card
loans
•
607,000 credit cards
•
1.7MM debit cards
•
$22.5B in card
purchase volume
•
$12.3B loans
•
$5.7B originations
442 loan officers
•
#15 retail
originator as of
4Q15
(5)
1)
Includes 344 in-store branches.
2)
Mobile Banking Leader in App Rating category. Javelin Strategy & Research.
3)
Includes Series 7 licensed Financial Consultants, Premier Bankers and Private Bank client advisors.
4)
Households
with
investable/savings
assets
of
$200,000
-
$1.5
million.
5)
Source: IMF. Bank only ranking.
6)
According to Equifax; origination volume as of 4Q15.
7)
Includes SCUSA purchases.
8)
Includes
Education
Refinance
Loan,
In-School
loan
and
SoFi
purchases.
9)
As of 3/31/16.
National
Focused on prudent balance sheet growth and fee income opportunities
In-Footprint
Home Mortgage
Chris Nard
Joined 2015
•
$6.5B AUM
•
493 Wealth
Managers
(3)
•
66K Premier
households
(4)
Business Banking
Chris Ward
New Role 2016
•
$13.3B deposits
•
$3.0B loans
•
330K customers
•
366 business
bankers
Auto Finance
•
$13.5B loans
•
$7.0B prime originations
(7)
•
6,800+ dealers/43 states
Education Finance
•
$3.3B portfolio
•
$2.2B originations
(8)
•
2,400+ U.S. 4-yr colleges/universities
•
Education Refi-loan launched in 2014
iUp/Unsecured
•
Launched iUp program
in 2H 2015; $310MM
portfolio
(9)
Consumer Lending
Note: Data as of 12/31/15 unless otherwise noted. Loan and deposit data FY2015 average and originations FY2015.
Serving ~2.6MM households and 330K small businesses

BEST BANKS
JAVELIN STRATEGY & RESEARCH
One Deposit Checking

Citizens Financial Group, Inc.

Adapting to serve customers better
9
Citizens Checkup
Digitization
Launched in Feb 2016 as part of
TOP II
Designed to target Affluent/Mass
Affluent
(1)
Contacted over 327K customers
with 82K appointments booked
Drive more leads and cross-sell
Leverage home equity, ERL and
Business to enhance relationships
Build out wealth offering, including
delivery and capabilities
Award-winning mobile and online
platforms driving move to digital
1.8MM online banking HHs
632K active mobile HHs
31% non-branch deposits,
up from 12% in 2013
(2)
Investing to meet changing
customer preferences
Improve account opening, sign
on and customer alert
experience
Focused on driving enhanced cross sell and improved customer experience
Note: Data as of 12/31/15 unless otherwise noted.
1)
Affluent
defined
as
clients
with
liquid
assets
of
$500,000
-
$2
million.
Mass
Affluent
defined
as
clients
with
liquid
assets
of
$100,000
-
$500,000.
2)
Remote deposit capture launched in 2Q14.
Network revitalization
Leverage branch lease expirations
to reshape the network while
meeting the following objectives:
Generate more opportunities
for colleagues to meaningfully
engage with customers
“Right-size” physical network to
drive square footage of average
branch down by 40-50%
Mitigate increasing cost base
Facilitate cross-channel
experience with self service
capabilities
New design concept allows for
brand consistency and flexibility
to tailor branches to match needs
of specific customer base

4.6%
7.3%
8.7%
17.4%
25.6%
32.8%
55.0%
70.6%
HELOC
4.9
5.0
5.1
2013
2014
2015
12%
25%
31%
42%
2013
2014
2015
2016
Target
2.111
2.156
2.182
2013
2014
2015
And drive improved cross-sell and efficiency
10
Note: Data as of 12/31/15 unless otherwise noted.
1)
Penetration rates based on total deposit households. Direct deposit and online bill pay based only on checking households. 19 possible cross-sell categories counted across both products and services. Investment product penetration based on total households.
Product penetration %
(1)
Products & services per HH
(1)
Non-branch
deposit transactions
Direct deposit
Consumer loan
Credit card
Online bill pay
Investment
Product
Mortgage
Active online
banking
Leveraging marketing and enhanced customer
outreach to drive improved customer
acquisition, engagement, cross-sell and
retention
–
Launched Simple. Clear. Personal. campaign
in late 2013
–
Launched “Ask a Citizen” campaign in
early 2015
–
Expanded use of social and online channels
and product advertising
Consumer checking HHs
(in millions)

48%
30%
18%
4%
2016
Wealth Management opportunity
11
Highly attractive client base with significant opportunity to increase client penetration and share of wallet
HNW
Affluent
Mass Affluent
Pre-mass & Mass
Average CFG WM
Target HH
Investment Balance
of $91K vs. $210K
average for Peers
(4)
CFG HHs
(1)
~52% of CFG HHs
are Mass Affluent,
Affluent or High Net
Worth vs. ~49% for
Peers
(2)
51%
49%
Peers
Peer HHs
Pre-mass & Mass
HNW/Affluent/
Mass Affluent
11.1%
14.5%
WM Target Segment
HH
penetration
WM Target Segment
HH share of
investment wallet
30%
15%
Estimated
industry
average
(3)
(5)
(5)
1) As of April 2016; wealth segment definitions from IXI.
2) BAI Benchmarking report. Data from May 2015.  In footprint peers include BAC, JPM, USB, WFC, FITB, SAN, TD, HBAN, MTB, CMA, and WBS.
3) Based on internal CFG management estimate.
4) CFG data as of December 2015; represents Mass Affluent, Affluent, and High Net Worth household investment balances, among households in those segments with a CFG investment product. Peer data from BAI Benchmarking report as of May 2014; represents average balance of “investment households” with at least one deposit account across all wealth segments; peer set includes BAC, WFC, PNC, TD, USB, FITB, HBAN, STI, CBSH, BMO Harris, BBVA Compass, and BBT.
5) WM Target Segment includes Mass Affluent, Affluent and High Net Worth households with any Citizens Bank product. HH penetration reflects clients with one or more
CFG investment products.

Deepening share with existing Citizens clients is biggest growth opportunity
1)
Internal CFG data as of Sep 2015; wallet segment definitions from IXI; Company data/analysis.
2)
Represents 1% share of existing CFG client deposit and investment balances held at other firms.
12
Modest wallet share gains offer opportunity to generate balance growth
Deposit and Investment Balances, Existing
Consumer Banking Households
(1)
CFG HH Deposits at other firms
CFG HH Deposits & Investments
CFG HH Investments at other firms
$s in billions
Opportunity from 1%
Increase in
Off-Us Balances
(2)
$1.7B
$4.6B
$3.9B
Share of Deposits
/Investments
(1)
13%
4%
8%
Primary Advisors
Licensed Banker & FC
Private Bank
Premier Banker & FC
Strategy/
Product Offering
Deepen Through Citizens
Checkup/Platinum
Deepen Through Private
Bank
Deepen Through Premier
Mass Affluent
(789K)
Affluent
(432K)
High Net Worth
(106K)
Segment
(# of HHs)
$25.6
$33.7
$18.3
$66.7
$93.0
$72.2
$98.7
$295.1
$385.6
$191.0
$421.8
$476.0

Branch Staff
Branch FC

Citizens Financial Group, Inc.

Delivering an integrated banking and investing experience through advisory-based team models
2016 & Beyond
Note: Data as of year-end.
As we enhance our advisor platform to increase our focus on more affluent clients
Plans to augment advisor base and increase focus
on serving more affluent clients as we refine
channel focus to include adding digital solutions
13
Portfolio
Manager
Trust Officer
Credit
Specialist
Wealth
Strategist
Wealth FC
Clients
Senior Banker
Banker
Trust Officer
Clients
Premier Banker
Premier FC
Licensed Banker
Private Bank
Premier
Platinum Status
High
Net
Worth
Team
Mass
Affluent
Team
500
438
332
100
360
318
306
290
170
162
132
113
2016 Target
2015
2014
2013
Premier Banker
Financial Consultants
Licensed Banker
Mortgage
Lending
Affluent
Team
Clients

In summary, large wealth opportunity and focused strategy to pursue
1)
Source: SNL Financial and 10-Ks.
14
Accelerate the growth of clients into our value proposition in order to deepen product penetration and share of wallet and drive fee income growth
Strategy
$s in billions
Scaling advisor base to opportunity and
enhancing alignment between Bankers & FCs
—
Platinum
—
Premier
—
Private
Designing products and experiences tailored to
target segments
—
Launching “Platinum” offering in 2016 for
mass affluent segment
—
Enhancing loan, deposit and investment
products
Strengthening sales processes to drive towards
an integrated advisory model and more
managed accounts
—
360°
view of the customer
—
Citizens Checkup
Exploring digital investment solutions
Primary Focus
0.59%
0.52%
0.51%
0.41%
0.38%
0.38%
0.34%
0.31%
0.24%
0.14%
0.13%
MTB
KEY
PNC
USB
STI
Peer
avg
FITB
CMA
RF
BBT
CFG
Opportunity to drive fee income growth
(Wealth Fees/Earning Assets
(1)
)

Appendix 15

Non-GAAP reconciliation table
16
(Excluding restructuring charges and special items)
$s in millions, except per share data
2016
2015
2016 Change from 2015
Noninterest income, excluding special items:
Noninterest income (GAAP)
$330
$347
Less: Special items
—
—
Noninterest income, excluding special items (non-GAAP)
$330
$347
(4.9)%
Total revenue, excluding special items:
Total revenue (GAAP)
A
$1,234
$1,183
Less: Special items
-
-
Total revenues, excluding special items (non-GAAP)
B
$1,234
$1,183
4.3%
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
C
$811
$810
Less: Restructuring charges and special items
—
10
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$800
1.4%
Efficiency ratio:
Efficiency ratio (non-GAAP)
C/A
66%
68%
(283) bps
Efficiency ratio, excluding restructuring charges and special items  (non-GAAP)
D/B
66%
68%
(199) bps
Operating leverage:
Total revenue (GAAP)
A
$1,234
$1,183
4.3%
Noninterest expense (GAAP)
C
$811
$810
0.1%
Operating leverage (non-GAAP)
419
bps
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
B
$1,234
$1,183
4.3%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$800
1.4%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
294
bps
Net income, excluding restructuring charges and special items:
Net income (GAAP)
E
$223
$209
Add: Restructuring charges and special items, net of income tax expense
—
6
Net income, excluding restructuring charges and special items (non-GAAP)
F
$223
$215
3.7%
Net income available to common stockholders, excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
G
$216
$209
Add: Restructuring charges and special items, net of income tax expense
-
6
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
$216
$215
0.5%
Net income per average common share -
basic and diluted,
excluding restructuring charges and  special  items:
Average common shares outstanding -
basic
(GAAP)
I
528,070,648
546,291,363
Average common shares outstanding -
diluted (GAAP)
J
530,446,188
549,798,717
Net income available to common stockholders (GAAP)
G
$216
$209
Net income per average common share -
basic (GAAP)
G/I
0.41
0.38
8%
Net income per average common share -
diluted (GAAP)
G/J
0.41
0.38
8%
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
216
215
Net income per average common share
-
basic, excluding restructuring charges and special items (non-GAAP)
H/I
0.41
0.39
5%
Net income per average common share
-
diluted, excluding restructuring charges and special items (non-GAAP)
H/J
0.41
0.39
5%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
$19,567
$19,407
Less: Average goodwill (GAAP)
6,876
6,876
Less: Average other intangibles (GAAP)
3
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
481
422
Average tangible common equity (non-GAAP)
K
$13,169
$12,948
Return on average tangible common equity (non-GAAP)
G/K
6.61%
6.53%
8
bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
H/K
6.61%
6.73%
(12)
bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
L
$138,780
$133,325
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
F/L
0.65%
0.65%
-
bps
FOR THE QUARTER ENDED MARCH 31,

Non-GAAP reconciliation table
17
(Excluding restructuring charges and special items)
$s in millions
1)
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
2016
2009
Pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital
ratio :
Common equity tier 1 (regulatory)
$13,570
Less: Change in DTA and other threshold deductions (GAAP)
1
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
M
$13,569
Risk-weighted assets (regulatory general risk weight approach)
$116,591
Add: Net change in credit and other risk-weighted assets (regulatory)
232
Basel III standardized approach risk-weighted assets (non-GAAP)
N
$116,823
Pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital
ratio
(non-GAAP)
1
M/N
11.6%
Core annualized net charge-offs:
Net charge-offs
O
$83
Average total loans and leases
P
100,262
Annualized net charge-off rate
O/P
0.33%
Core net charge-offs
Q
$73
Core average total loans and leases
R
98,045
Core annualized net charge-off rate (non-GAAP)
Q/R
0.30%
Core average deposits:
Average deposits
S
$101,981
$98,777
Less: Non-core average deposits
17,131
31,274
Core average deposits (non-GAAP)
T
$84,850
$67,503
Core average deposits as a percentage of reported average deposits
T/S
83%
68%
FOR THE QUARTER
ENDED MARCH 31,
FOR THE YEAR
ENDED DECEMBER
1

18